UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 2, 2018

Heat Biologics, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-35994	26-2844103
(Commission File Number)	(IRS Employer Identification No.)

801 Capitola Drive

Durham, NC  27713

(Address of principal executive offices and zip code)

(919) 240-7133

(Registrant’s telephone number including area code)

N/A

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☑

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 2, 2018, Heat Biologics, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Company’s 2018 Stock Incentive Plan. A description of the 2018 Stock Incentive Plan is set forth in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting, which was filed on August 21, 2018 with the Securities and Exchange Commission (the “Definitive Proxy Statement”), in the section entitled “Proposal 3—Approval of our 2018 Stock Incentive Plan”, which is incorporated herein by reference.  The description is qualified in its entirety by reference to the full text of the 2018 Stock Incentive Plan, a copy of which is included as an exhibit hereto and attached to the Definitive Proxy Statement as Appendix A.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On October 2, 2018, at the Annual Meeting, the Company’s stockholders voted on the following three (3) proposals and cast their votes as described below.  These matters are described in detail in the Definitive Proxy Statement.

Proposal 1 — Election of Directors

The following four (4) individuals were elected as directors, to serve until the 2019 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified with the following votes:

Name of Director	Votes For	Withheld	Broker Non-Votes

1. Jeffrey Wolf	2,122,376	98,844	6,772,754
2. John Monahan, Ph.D.	2,140,870	80,350	6,772,754
3. Edward B. Smith, III	2,089,612	131,608	6,772,754
4. John Prendergast, Ph.D.	2,140,976	80,244	6,772,754

Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified and approved the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018 based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes

8,758,085	28,379	207,510	0

Proposal 3 — Approval of our 2018 Stock Incentive Plan

As further described above in Item 5.02 of this Current Report on Form 8-K, the stockholders approved and adopted the Company’s 2018 Stock Incentive Plan, which would allow the Company to grant up to 4,000,000 awards under the 2018 Stock Incentive Plan, based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes

1,990,722	99,411	131,087	6,772,754

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1

Heat Biologics, Inc. 2018 Stock Incentive Plan (incorporated by reference to Appendix A to the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on August 21, 2018)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 2, 2018	HEAT BIOLOGICS, INC.

	By:	/s/ Jeffrey Wolf
	Name:	Jeffrey Wolf
	Title:	Chairman, President and Chief Executive Officer